Exhibit 10.3

Execution Version

REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF SEPTEMBER 29, 2017 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG PENN VIRGINIA HOLDING CORP. (THE “BORROWER”), PENN VIRGINIA CORPORATION (“HOLDINGS”), EACH OTHER LOAN PARTY, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT FOR THE FIRST LIEN LENDERS (AS DEFINED BELOW) (IN SUCH CAPACITY, THE “FIRST LIEN ADMINISTRATIVE AGENT”), AND JEFFERIES FINANCE LLC, AS COLLATERAL AGENT FOR THE SECOND LIEN LENDERS (AS DEFINED BELOW) (IN SUCH CAPACITY, TOGETHER WITH ANY SUCCESSORS AND ASSIGNS IN SUCH CAPACITY, THE “COLLATERAL AGENT”). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE COLLATERAL AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL

PLEDGE AND SECURITY AGREEMENT

This Pledge and Security Agreement, dated as of September 29, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Security Agreement”), is by and among Borrower, Holdings, each subsidiary of Holdings signatory hereto (together with the Borrower and Holdings, the “Grantors” and individually, each a “Grantor”) and JEFFERIES FINANCE LLC, as Collateral Agent for the ratable benefit of the Secured Parties.

W I T N E S S E T H:

WHEREAS, this Security Agreement is entered into in connection with that certain Credit Agreement, dated as of September 29, 2017 among the Borrower, Holdings, the lenders party thereto from time to time (the “Lenders”), and Jefferies Finance LLC, as the administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, pursuant to the terms of the Credit Agreement, and in consideration of the credit extended by the Lenders to the Borrower, certain Grantors have executed and delivered that certain Guaranty Agreement dated as of the date hereof (the “Guaranty”), guaranteeing the Obligations; and

WHEREAS, as a condition precedent to the extension of credit under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement; and

WHEREAS, it is in the best interests of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement and the other Loan Documents and each Grantor is willing to execute, deliver and perform its obligations under this Security Agreement to secure the Obligations; and

Pledge and Security Agreement

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.    Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” has the meaning set forth in the preamble.

“Certificated Equipment” means any Equipment the ownership of which is evidenced by, or under applicable Legal Requirement, is required to be evidenced by a certificate of title.

“Collateral” has the meaning set forth in Section 2.1(a).

“Collateral Account” has the meaning set forth in Section 4.3(b).

“Collateral Agent” has the meaning set forth in the preamble.

“Computer Hardware and Software Collateral” means (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form owned by a Grantor or leased or licensed to Grantor, (b) software programs (including both source code, object code and all related applications and data files), designed for use on the computers and electronic data processing hardware described in clause (a) above owned by a Grantor or leased or licensed to a Grantor, (c) all firmware associated therewith, (d) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such hardware, software and firmware described in the preceding clauses (a) through (c), and (e) all rights with respect to all of the foregoing, including copyrights (including renewal rights) and trade secret rights, contract rights of a Grantor with respect to all or any of the foregoing, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

Pledge and Security Agreement

“Control Agreement” shall mean, as to any deposit account or security account of any Grantor held with a bank or other financial institution, an agreement or agreements in form and substance reasonably acceptable to the Collateral Agent, among the Grantor owning such deposit account or security account, as applicable, the Collateral Agent, and such other bank or financial institution governing such deposit account or security account, as applicable.

“Copyright Collateral” means all copyrights of any Grantor, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of such Grantor’s rights, titles and interests in and to all copyrights registered in the United States Copyright Office (the “U.S. Copyright Office”) or anywhere else in the world, including without limitation those copyright registrations or applications referred to in Item C of Schedule III hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or licensed by such Grantor.

“Credit Agreement” has the meaning set forth in the first recital.

“Discharge of First Lien Obligations” has the meaning assigned to such term in the Intercreditor Agreement.

“Distributions” means all cash, cash dividends, stock dividends, other distributions, liquidating dividends, shares of stock resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, and all other distributions or payments (whether similar or dissimilar to the foregoing) on or with respect to, or on account of, any Pledged Share or Pledged Interest or other rights or interests constituting Collateral, provided that Distributions shall in no event include Excluded Tax Collateral.

“Equipment” has the meaning set forth in Section 2.1(a)(i).

“Excluded Collateral” has the meaning set forth in Section 2.1(b).

“Excluded Contract” means any contract (and any contract rights arising thereunder) to which any of the Grantors is a party on the date hereof or which is entered into by any Grantor after the date hereof which complies with Section 5.08 of the Credit Agreement (and the provisions of which are not agreed to by a Grantor for the purposes of excluding such contract from the Lien granted hereunder), in any case to the extent (but only to the extent) that a Grantor is prohibited from granting a security interest in, pledge of, or charge, mortgage or other Lien upon any such Property by reason of (a) a negative pledge, anti-assignment provision or other contractual restriction in existence on the date hereof or, as to contracts entered into after the date hereof, in existence in compliance with Section 5.08 of the Credit Agreement (and the provisions of which are not agreed to by a Grantor for the purposes of excluding such contract from the Lien granted hereunder), or (b) applicable Legal Requirement to which such Grantor or such Property is subject; provided, however, to the extent that (i) either of the prohibitions discussed in clause (a) or (b) above is ineffective or subsequently rendered ineffective under Sections 9-

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406, 9-407, 9- 408 or 9-409 of the UCC or under any other Legal Requirement or is otherwise no longer in effect or enforceable, or (ii) the applicable Grantor has obtained the consent of the other parties to such Excluded Contract to the creation of a Lien on and security interest in, such Excluded Contract, then such contract (and any contract rights arising thereunder) shall cease to be an “Excluded Contract” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as “Collateral”; provided further, that any Proceeds received by any Grantor from the sale, transfer or other disposition of Excluded Contracts shall constitute Collateral unless any Property constituting such Proceeds are themselves subject to the exclusions set forth above or otherwise constitute Excluded Collateral.

“Excluded PMSI Collateral” means any Property and Proceeds thereof (including insurance Proceeds) of a Grantor that is now or hereafter subject to a Lien securing purchase money debt or a Capital Lease Obligation to the extent (and only to the extent) that (a) the Indebtedness associated with such Lien is permitted under Section 6.01 of the Credit Agreement, and (b) the documents evidencing such purchase money debt or Capital Lease Obligation prohibit or restrict the granting of a Lien in such Property; provided, however, to the extent that either of the prohibitions discussed in clause (a) or (b) above is ineffective or subsequently rendered ineffective under Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or under any other Legal Requirement or is otherwise no longer in effect, then such Property and Proceeds thereof shall cease to be “Excluded PMSI Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as “Collateral”; provided further, that any Proceeds received by any Grantor from the sale, transfer or other disposition of Excluded PMSI Collateral shall constitute Collateral unless any Property constituting such Proceeds are themselves subject to the exclusions set forth above or otherwise constitute Excluded Collateral.

“Excluded Tax Collateral” means voting equity interests constituting more than 65% of the total outstanding voting equity interests of a “controlled foreign corporation” within the meaning of Section 957 of the Code (a “CFC”) or a Foreign Holding Company and any property or assets of any CFC (whether held directly or indirectly). For the avoidance of doubt, notwithstanding anything to the contrary in this Security Agreement or any Loan Document, in no event shall Excluded Tax Collateral be pledged as collateral to secure any Obligation.

“Excluded Trademark Collateral” means all United States intent to use trademark applications with respect to which the grant of a security interest therein would impair the validity or enforceability of said intent to use trademark application under federal law; provided, however, to the extent that such applicable Legal Requirement is no longer in effect, then such trademark application shall cease to be an “Excluded Trademark Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as “Collateral”; provided further, that any Proceeds received by any Grantor from the sale, transfer or other disposition of Excluded Trademark Collateral shall constitute Collateral unless any Property constituting such Proceeds are themselves subject to the exclusions set forth above or otherwise constitute Excluded Collateral.

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“First Lien Administrative Agent” has the meaning set forth in the preamble.

“Foreign Holding Company” means any entity substantially all of the assets of which consist directly or indirectly of equity interests (or equity interests and debt interests) in one or more CFCs.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or Hedge Contracts, all licenses, Permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Governmental Approval” has the meaning set forth in Section 2.1(a)(vi).

“Grantor” has the meaning set forth in the preamble. For the avoidance of doubt, in no event shall a Grantor be an Excluded Tax Subsidiary (as defined in the Credit Agreement).

“Indemnitee” has the meaning set forth in Section 6.3(a).

“Intellectual Property Collateral” means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

“Intercreditor Agreement” has the meaning set forth in the preamble.

“Inventory” has the meaning set forth in Section 2.1(a)(ii).

“Lenders” has the meaning set forth in the first recital.

“Patent Collateral” means (a) all inventions and discoveries, whether patentable or not, all letters patent and applications for letters patent throughout the world including, without limitation, those patents and patent applications referred to in Item A of Schedule III hereto, (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a), (c) all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above, and (d) all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

“Pledged Interests” means all Equity Interests or other ownership interests of any Pledged Interests Issuer, including those described in Item A of Schedule I hereto; all registrations, certificates, articles, by-laws, regulations, limited liability company agreements or constitutive agreements governing or representing any such interests; all options and other rights, contractual or otherwise, at any time existing with respect to such interests, as such interests are amended, modified, or supplemented from time to time, and together with any interests in any Pledged Interests Issuer taken in extension or renewal thereof or substitution therefor.

Pledge and Security Agreement

“Pledged Interests Issuer” means each Person identified in Item A of Schedule I hereto as the issuer of the Pledged Shares or the Pledged Interests identified opposite the name of such Person, and any other Domestic Subsidiary who issues Equity Interests or other ownership interests to any Grantor.

“Pledged Note Issuer” means each Person identified in Item B of Schedule I hereto as the issuer of the Pledged Notes identified opposite the name of such Person.

“Pledged Notes” means all promissory notes of any Pledged Note Issuer evidencing Indebtedness incurred pursuant to Section 6.02(e) of the Credit Agreement delivered by any Grantor to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) as Pledged Property hereunder, as such promissory notes are amended, modified or supplemented from time to time and together with any promissory note of any Pledged Note Issuer taken in extension or renewal thereof or substitution therefor.

“Pledged Property” means all Pledged Notes, Pledged Interests, Pledged Shares, all assignments of any amounts due or to become due with respect to the Pledged Interests or the Pledged Shares, all other instruments which are now being delivered by any Grantor to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) or may from time to time hereafter be delivered by any Grantor to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) for the purpose of pledging under this Security Agreement or any other Loan Document, and all Proceeds of any of the foregoing.

“Pledged Shares” means all Equity Interests of any Pledged Interests Issuer, including without limitation those identified under Item A of Schedule I, which are evidenced by a certificate delivered by any Grantor to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) as Pledged Property hereunder.

“Receivables” has the meaning set forth in Section 2.1(a)(iii).

“Related Contracts” has the meaning set forth in Section 2.1(a)(iii).

“Security Agreement” has the meaning set forth in the preamble.

“Termination Date” means, subject to Section 2.3, such time at which each of the following events shall have occurred at or prior to such time: (a) the termination of the Commitments, and (b) the payment in full in cash of all Obligations (other than indemnity obligations that survive the termination of any Loan Document for which no notice of a claim has been received by any Grantor).

Pledge and Security Agreement

“Trademark Collateral” means (a) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired, including, without limitation, those trademarks referred to in Item B of Schedule III hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office (“USPTO”) or in any office or agency of the United States of America, or any state thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the “Trademarks” and each, a “Trademark”), (b) all Trademark licenses for the grant by or to any Grantor of any right to use any Trademark, (c) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b), the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b), and (e) all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

“Trade Secrets Collateral” means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor, and any patent applications in preparation for filing (all of the foregoing being collectively called a “Trade Secret”), including all Documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“UCC” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Pledge and Security Agreement

SECTION 1.2.    Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3.    UCC Definitions. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

SECTION 1.4.    Miscellaneous. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Security Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Security Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

ARTICLE II

SECURITY INTEREST

SECTION 2.1.    Grant of Security Interest.

Each Grantor hereby pledges, hypothecates, assigns, charges, mortgages, delivers, and transfers to the Collateral Agent, for the ratable benefit of each Secured Party, and hereby grants to the Collateral Agent, for the ratable benefit of each Secured Party, a continuing security interest in all of such Grantor’s right, title and interest in, to and under, all of the following, whether now owned or hereafter acquired by such Grantor, and wherever located and whether now owned or hereafter existing or arising (collectively, the “Collateral”):

(i)    all equipment in all of its forms (including, but not limited to, all drilling platforms and rigs and remotely operated vehicles, trenchers, and other equipment used by any Grantor, vehicles, motor vehicles, rolling stock, vessels, aircraft) of such Grantor, wherever located, and all surface or subsurface machinery, equipment, facilities, supplies, or other tangible personal property, including tubing, rods, pumps, pumping units and engines, pipe, pipelines, meters, apparatus, boilers, compressors, liquid extractors,

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connectors, valves, fittings, power plants, poles, lines, cables, wires, transformers, starters and controllers, machine shops, tools, machinery and parts, storage yards and equipment stored therein, buildings and camps, telegraph, telephone, and other communication systems, loading docks, loading racks, and shipping facilities, and any manuals, instructions, blueprints, computer software (including software that is imbedded in and part of the equipment), and similar items which relate to the above, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all improvements thereon and all attachments, components, parts, equipment and accessories installed thereon or affixed thereto, and any other item constituting “equipment” under the UCC (any and all of the foregoing being the “Equipment”);

(ii)    all inventory in all of its forms of such Grantor, wherever located, including (A) all oil, gas, or other Hydrocarbons and all products and substances derived therefrom, all raw materials and work in process therefore, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (B) all documents of title covering any inventory, including, without limitation, work in process, materials used or consumed in any Grantor’s business, now owned or hereafter acquired or manufactured by any Grantor and held for sale in the ordinary course of its business (C) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), (D) all goods which are returned to or repossessed by such Grantor, and all accessions thereto, products thereof and documents therefore, and (E) any other item constituting “inventory” under the UCC (any and all of the foregoing being the “Inventory”);

(iii)    all accounts, money, payment intangibles, deposit accounts (including the Collateral Accounts and all amounts on deposit therein and all cash equivalent investments carried therein and all Proceeds thereof), contracts, contract rights, all rights constituting a right to the payment of money, Chattel Paper, documents, documents of title, instruments, letters of credit, letter of credit rights and General Intangibles of such Grantor, whether or not earned by performance or arising out of or in connection with the sale or lease of goods or the rendering of services, including all moneys due or to become due in repayment of any loans or advances, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases, agreements and other contracts securing or otherwise relating to any such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, Chattel Paper, documents, documents of title, instruments, letters of credit, letter of credit rights and General Intangibles (any and all such accounts, money, payment intangibles, deposit accounts, contracts, contract rights, rights to the payment of money, Chattel Paper, documents, documents of title, instruments, letters of credit, letter of credit rights and General Intangibles being the “Receivables”, and any and all such security agreements, guaranties, leases, agreements and other contracts being the “Related Contracts”);

(iv)    all Intellectual Property Collateral of such Grantor;

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(v)    all books, correspondence, credit files, records, invoices, tapes, cards, computer runs, writings, data bases, information in all forms, paper and documents and other Property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section 2.1(a);

(vi)    all governmental approvals, Permits, licenses, authorizations, consents, rulings, tariffs, rates, certifications, waivers, exemptions, filings, claims, orders, judgments and decrees and other Legal Requirements (each a “Governmental Approval”);

(vii)    all interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Grantor against fluctuations in interest rates or currency exchange rates and all commodity hedge, commodity swap, exchange, forward, future, floor, collar or cap agreements, fixed price agreements and all other agreements or arrangements designed to protect such Grantor against fluctuations in commodity prices (including, without limitation, all Hedge Contracts);

(viii)    to the extent not included in the foregoing, all bank accounts, investment property, fixtures, supporting obligations and goods;

(ix)    all Pledged Interests, Pledged Notes, Pledged Shares and any other Pledged Property whether now or hereafter delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) in connection with this Security Agreement and all Distributions, interest, and other payments and rights with respect to such Pledged Property;

(x)    (i) all policies of insurance now or hereafter held by or on behalf of such Grantor, including casualty, liability, key man life insurance, business interruption, foreign credit insurance, and any title insurance, (ii) all Proceeds of insurance, and (iii) all rights, now or hereafter held by such Grantor to any warranties of any manufacturer or contractor of any other Person;

(xi)    all accessions, substitutions, replacements, products, offspring, rents, issues, profits, returns, income and Proceeds of and from any and all of the foregoing Collateral (including Proceeds which constitute Property of the types described in clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix) and (x) of this Section 2.1(a) and Proceeds deposited from time to time in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments and Proceeds under insurance (whether or not the Collateral Agent is the loss payee thereof), or any condemnation award, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the Collateral);

(xii)    any and all Liens and security interests (together with the documents evidencing such security interests) granted to such Grantor by an obligor to secure such obligor’s obligations owing under any Instrument, Chattel Paper, or contract that is pledged hereunder or with respect to which a security interest in such Grantor’s rights in such Instrument, Chattel Paper, or contract is granted hereunder;

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(xiii)    any and all guaranties given by any Person for the benefit of such Grantor which guarantees the obligations of an obligor under any Instrument, Chattel Paper, or contract, which are pledged hereunder; and

(xiv)    all of such Grantor’s other property and rights of every kind and description and interests therein, including without limitation, all other “Accounts”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter of Credit Rights”, “Letters of Credit”, “Money”, “Payment Intangibles”, “Proceeds”, “Securities”, “Securities Account”, “Security Entitlements”, “Supporting Obligations” and “Uncertificated Securities” as such terms are defined in the UCC.

(b)    Notwithstanding anything to the contrary contained in this Security Agreement or any other Loan Document, and other than to the extent set forth in this Section 2.1(b), the following Property shall be excluded from the Lien and security interest granted hereunder (and shall, as applicable, not be included as “Accounts”, “Certificated Securities”, “Chattel Paper”, “Collateral”, “Commodity Accounts”, “Commodity Contracts”, “Deposit Accounts”, “Documents”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Money”, “Payment Intangibles”, “Proceeds”, “Securities”, “Securities Accounts”, “Security Entitlements”, “Supporting Obligations” or “Uncertificated Securities” for purposes of this Security Agreement) (collectively, the “Excluded Collateral”):

(i)    Excluded Contracts;

(ii)    Excluded PMSI Collateral;

(iii)    Excluded Tax Collateral;

(iv)    Excluded Trademark Collateral;

(v)    Deposit Accounts held with Bank of America, N.A. that are permitted under Section 6.01(o) of the Credit Agreement and hold cash and cash equivalents in an amount not to exceed $126,000 (or such greater amount permitted under the First Lien Loan Documents) at any time outstanding; provided that, to the extent that (i) the Lien in favor of Bank of America, N.A. in such Deposit Accounts is ineffective or subsequently rendered ineffective under any Legal Requirement or is otherwise no longer in effect or enforceable, or (ii) the applicable Grantor has obtained the consent of Bank of America, N.A. to the creation of a Lien on and security interest in, such Deposit Accounts, then such Deposit Accounts shall cease to be “Excluded Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as “Collateral;”

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(vi)    any Deposit Accounts or Securities Accounts holding cash or cash equivalents as collateral for the benefit of a Person that is not an Affiliate of a Grantor to the extent constituting a Permitted Lien under Section 6.01(f) of the Credit Agreement but only to the extent that (A) such Deposit Account or Securities Account, as applicable, is established solely for the purposes permitted under Section 6.01(f) of the Credit Agreement, (B) such Deposit Account or Securities Account only holds cash or cash equivalents for the benefit and use of such other Person and solely for the purposes permitted under Section 6.01(f) of the Credit Agreement, and (C) a written contract related to such Permitted Lien requires such Deposit Account or Securities Account to not be subject to other Liens; provided that, to the extent that (i) such Deposit Account or Securities Account ceases to satisfy any of the conditions in the foregoing clauses (A)—(C), (ii) the Lien in favor of such other Person in such Deposit Account or Securities Account is ineffective or subsequently rendered ineffective under any Legal Requirement or is otherwise no longer in effect or enforceable, or (iii) the applicable Grantor has obtained the consent of such other Person to the creation of a Lien on and security interest in, such Deposit Account or Securities Account, then such Deposit Account and Securities Account shall cease to be “Excluded Collateral” and shall automatically be subject to the Lien and security interests granted hereby and to the terms and provisions of this Security Agreement as “Collateral;”

provided, however, that (x) the exclusion from the Lien and security interest granted by any Grantor hereunder of any Excluded Collateral shall not limit, restrict or impair the grant by such Grantor of the Lien and security interest in any accounts or receivables arising under any such Excluded Collateral or any payments due or to become due thereunder unless the conditions in effect which qualify such Property as Excluded Collateral applies with respect to such accounts and receivables and (y) any Proceeds received by any Grantor from the sale, transfer or other disposition of Excluded Collateral shall constitute Collateral unless the conditions in effect which qualify such Property as Excluded Collateral applies with respect to such Proceeds. Furthermore, notwithstanding anything to the contrary contained in this Security Agreement or in any other Loan Document, under no circumstances shall any Grantor be required to take any perfection step with respect to Excluded Perfection Collateral.

SECTION 2.2.    Security for Obligations.

(a)    This Security Agreement, and the Collateral in which the Collateral Agent for the benefit of the Secured Parties is granted a security interest hereunder by each Grantor, secures the prompt payment in full in cash and performance of all Obligations of each Grantor now or hereafter existing.

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(b)    Notwithstanding anything contained herein to the contrary, it is the intention of each Grantor, the Collateral Agent and the other Secured Parties that the amount of the Obligations secured by each Grantor’s interests in any of its Property shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and other similar law, rule or regulation of any Governmental Authority applicable to such Grantor. Accordingly, notwithstanding anything to the contrary contained in this Security Agreement or in any other agreement or instrument executed in connection with the payment of any of the Obligations, the amount of the Obligations secured by each Grantor’s interests in any of its Property pursuant to this Security Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such Grantor’s obligations hereunder or the Liens and security interest granted to the Collateral Agent hereunder subject to avoidance under Section 548 of the Bankruptcy Code or any comparable provision of any other applicable Legal Requirement.

SECTION 2.3.    Continuing Security Interest; Transfer of Advances; Reinstatement. This Security Agreement shall create continuing security interests in the Collateral and shall (a) except as otherwise provided in the Credit Agreement, remain in full force and effect until the Termination Date, be binding upon each Grantor and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and each other Secured Party and its respective permitted successors, transferees and assigns, subject to the limitations as set forth in the Credit Agreement. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer (in whole or in part) any Note, Advance or Commitment held by it as provided in Section 9.07 of the Credit Agreement, and any successor or assignee thereof shall thereupon become vested with all the rights and benefits in respect thereof granted to such Secured Party under any Loan Document (including this Security Agreement), or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and as applicable to the provisions of Section 9.07 and Article VIII of the Credit Agreement. If at any time all or any part of any payment theretofore applied by the Collateral Agent or any other Secured Party to any of the Obligations is or must be rescinded or returned by the Collateral Agent or any such Secured Party for any reason whatsoever (including, without limitation, the insolvency, bankruptcy, reorganization or other similar proceeding of any Grantor or any other Person), such Obligations shall, for purposes of this Security Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued to be in existence, notwithstanding any application by the Collateral Agent or such Secured Party or any termination agreement or release provided to any Grantor, and this Security Agreement shall continue to be effective or reinstated, as the case may be, as to such Obligations, all as though such application by the Collateral Agent or such Secured Party had not been made.

SECTION 2.4.    Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Collateral Agent nor any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

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SECTION 2.5.    Delivery of Pledged Property.

(a)    All certificates or instruments representing or evidencing (i) all Pledged Shares, Pledged Interests and Pledged Notes, (ii) other Collateral consisting of Instruments and Tangible Chattel Paper evidencing amounts payable in excess of $250,000 individually or $1,000,000 in the aggregate and (iii) any other Collateral which may be perfected by “possession” as such term is defined in the UCC with a value in excess of $250,000 individually or $1,000,000 in the aggregate, in each case, within thirty (30) days after such Grantor obtains an interest in such Collateral (or such later date as the First Lien Administrative Agent (or, after the Discharge of the First Lien Debt, the Collateral Agent) may agree to in its sole discretion) shall be delivered to and held by or on behalf of (or in the case of the Pledged Notes, endorsed to the order of) the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary endorsements or instruments of transfer or assignment, duly executed in blank.

(b)    To the extent any of the Collateral constitutes an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) or a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC), the applicable Grantor shall take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all actions necessary to grant “control” (as defined in 8-106 of the UCC) to the Collateral Agent, subject to the Intercreditor Agreement (for the ratable benefit of the Secured Parties), over such Collateral.

SECTION 2.6.    Distributions on Pledged Shares. In the event that any Distribution with respect to any Pledged Shares or Pledged Interests pledged hereunder is permitted to be paid (in accordance with Section 6.05 of the Credit Agreement), then subject to the terms of the Intercreditor Agreement, such Distribution or payment may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 6.05 of the Credit Agreement, the applicable Grantor shall hold the same segregated and in trust for the Collateral Agent until paid to the Collateral Agent in accordance with Section 4.1(e) during such time as any Event of Default has occurred and is continuing.

SECTION 2.7.    Security Interest Absolute, etc.. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Secured Parties and the security interests granted to the Collateral Agent (for its benefit and the ratable benefit of each other Secured Party) hereunder, and all obligations of each Grantor hereunder, shall, in each case, be absolute, unconditional and irrevocable irrespective of (a) any lack of validity, legality or enforceability of any Loan Document, (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against any Grantor or any other Person under

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the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other Grantor of, or Collateral securing, any Obligations, (c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations, (d) any reduction, limitation, impairment or termination of any Obligations (except in the case of the occurrence of the Termination Date) for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise (other than defense of payment), (e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document, (f) any addition, exchange or release of any Collateral of the Obligations, or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party guaranteeing any of the Obligations, or (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Grantor, any surety or any guarantor (other than defense of payment).

SECTION 2.8.    Waiver of Subrogation. Until 91 days after the Termination Date, each Grantor hereby irrevocably waives to the extent not prohibited by applicable Legal Requirement any claim or other rights which it may now or hereafter acquire against any Loan Party that arise from the existence, payment, performance or enforcement of such Grantor’s obligations under this Security Agreement or any other Loan Document, including any right of subrogation, reimbursement, exoneration or indemnification, any right to participate in any claim or remedy of any Secured Party against any Loan Party or any Collateral which any Secured Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from any Loan Party, directly or indirectly, in cash or other Property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Grantor in violation of the preceding sentence and the Termination Date shall not have occurred, then such amount shall, subject to the Intercreditor Agreement, be deemed to have been paid to such Grantor for the benefit of, and held in trust for, the Collateral Agent (on behalf of the Secured Parties), and shall forthwith be paid to the Collateral Agent to be credited and applied upon the Obligations, whether matured or unmatured. Each Grantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 2.8 is knowingly made in contemplation of such benefits.

SECTION 2.9.    Election of Remedies. Except as otherwise provided in the Credit Agreement, if any Secured Party may, under applicable Legal Requirements, proceed to realize its benefits under any of this Security Agreement or the other Loan Documents giving any Secured Party a Lien upon any Collateral, either by judicial foreclosure or by non-judicial sale or enforcement, such Secured Party may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Security Agreement. If, in the exercise of any of its rights and remedies, any Secured Party shall forfeit

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any of its rights or remedies, including its right to enter a deficiency judgment against any Loan Party or any other Person, whether because of any Legal Requirements pertaining to “election of remedies” or the like, each Grantor hereby consents to such action, to the extent not prohibited by any Legal Requirement, by such Secured Party and waives any claim based upon such action, even if such action by such Secured Party shall result in a full or partial loss of any rights of subrogation that such Grantor might otherwise have had but for such action by such Secured Party.

SECTION 2.10.    Lien Subordination. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Section 2.1 herein shall, prior to the Discharge of First Lien Obligations, be subject and subordinate to the Liens granted to the First Lien Administrative Agent for the benefit of the holders of the First Lien Obligations (as defined in the Intercreditor Agreement) to secure the First Lien Obligations. All other rights and remedies of the Collateral Agent and the other Secured Parties are further subject to the provisions of the Intercreditor Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to enter into the Credit Agreement and make Advances thereunder, each Grantor represents and warrants unto each Secured Party as set forth in this Article III.

SECTION 3.1.    Validity, etc.. This Security Agreement and the other Loan Documents to which such Grantor is a party constitute the legal, valid and binding obligations of such Grantor, enforceable against such Grantor in accordance with their respective terms, (except, in any case, as such enforceability may be limited by applicable Debtor Relief Laws or similar laws at the time in effect affecting the rights of creditors generally and by general principles of equity) whether applied by a court of law or equity.

SECTION 3.2.    Ownership, No Liens, etc.. Such Grantor is the legal and beneficial owner of, and has good title to (and has full right and authority to pledge, grant and assign) the Collateral, free and clear of all Liens, except for any Permitted Liens and, subject to the Intercreditor Agreement, the Liens made pursuant to the First Lien Loan Documents. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Collateral Agent relating to this Security Agreement, the Liens made pursuant to the First Lien Loan Documents (subject to the Intercreditor Agreement), Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Collateral Agent on the Closing Date. This Security Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and will constitute valid and perfected security interests (subject to Permitted Liens, any prior Lien under the First Lien Loan Documents and the provisions of the Intercreditor Agreement) in respect of Collateral in which a security interest may be perfected by filing a financing statement under the UCC in the applicable filing offices located in each Grantor’s location, as listed on Item A-1 of Schedule

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II attached hereto, upon the filing of such financing statements. All filings and other actions necessary, to the extent required hereby or by the other Loan Documents, to perfect and protect such security interest, in those portions of Collateral (other than Excluded Perfection Collateral) that can be perfected by, amongst other things, the filing of a financing statement or entering into of a Control Agreement, when taken shall result in a security interest that is subject in priority only to Permitted Prior Liens and any prior Lien under the First Lien Loan Documents and shall further be subject to the provisions of the Intercreditor Agreement.

SECTION 3.3.    As to Equity Interests of the Subsidiaries, Investment Property.

(a)    With respect to the Pledged Shares, all such Pledged Shares are duly authorized and validly issued and are fully paid and non-assessable.

(b)    With respect to the Pledged Interests, no such Pledged Interests (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Pledged Interests are securities governed by Article 8 of the UCC, or (iii) are held in a Securities Account, except, with respect to this clause (b), Pledged Interests (A) for which the Collateral Agent is the registered owner or (B) with respect to which the Pledged Interests Issuer has agreed in an authenticated record with such Grantor and the Collateral Agent to comply with any instructions of the Collateral Agent without the consent of such Grantor.

(c)    Subject to Section 2.5(a), such Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement), together with undated stock powers duly executed in blank, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent.

(d)    With respect to Uncertificated Securities constituting Collateral owned by such Grantor, such Grantor has caused the Pledged Interests Issuer or other issuer thereof either (i) to register the Collateral Agent as the registered owner of such security, or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that such Pledged Interests Issuer or other issuer will, subject to the Discharge of First Lien Obligations, comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor.

(e)    The percentage of the issued and outstanding Pledged Shares and Pledged Interests of each Pledged Interests Issuer pledged by such Grantor hereunder is as set forth on Schedule I and the percentage of the total membership, partnership and/or other Equity Interests in the Pledged Interests Issuer is indicated on Schedule I. All of the Pledged Shares and Pledged Interests constitute one hundred percent (100%) of such Grantor’s equity interest in the applicable Pledged Interests Issuer, except in the case of outstanding Equity Interests that are issued by any CFC or Foreign Holdco, in each case, directly owned by such Grantor, with respect to which such Grantor has pledged 100% of the non-voting Equity Interests issued by such entity and 65% of the outstanding Voting Securities issued by such entity as indicated on Schedule I.

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(f)    Such Grantor has no outstanding rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding whereby any Person would be entitled to acquire shares, member interests or units of any Pledged Interests Issuer, other than the rights granted to the First Lien Administrative Agent pursuant to the Security Agreement (as defined in the First Lien Credit Agreement).

(g)    In the case of each Pledged Note, as of the Closing Date, all of such Pledged Notes have been duly authorized, executed, endorsed, issued and delivered, and are the legal, valid and binding obligation of the issuers thereof, and are not in default.

SECTION 3.4.    Grantor’s Name, Location, etc..

(a)    Other than as otherwise permitted pursuant to any Loan Document, (i) the jurisdiction in which such Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC is set forth in Item A-1 of Schedule II hereto (as such schedule may be amended or supplemented from time to time due to a change in circumstances after the date hereof), (ii) the place of business of such Grantor or, if such Grantor has more than one place of business, the chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and all originals of all Chattel Paper which evidence Receivables, is set forth in Item A-2 of Schedule II hereto (as such schedule may be amended or supplemented from time to time due to a change in circumstances after the date hereof), and (iii) such Grantor’s federal taxpayer identification number is set forth in Item A-3 of Schedule II hereto.

(b)    Within the five years prior to the Closing Date, such Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item B of Schedule II hereto.

(c)    As of the Closing Date, such Grantor is not a party to any federal, state or local government contract other than relating to royalties paid to governmental agencies, surety bonds and governmental permits.

(d)    Such Grantor does not maintain any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item C of Schedule II.

(e)    None of the Receivables in excess of $250,000 individually or $1,000,000 in the aggregate is evidenced by a promissory note or other instrument other than a promissory note or instrument that has been delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) (with appropriate endorsements).

(f)    Such Grantor is not the beneficiary of any Letters of Credit, except as set forth on Item D of Schedule II hereto (as such schedule may be amended or supplemented from time to time). Such Grantor has obtained a legal, valid and enforceable consent of each issuer to the assignment to the Collateral Agent of the Proceeds of any Letters of Credit which have stated amounts in excess of $250,000 in the aggregate.

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(g)    Such Grantor does not have Commercial Tort Claims (i) in which a suit has been filed by such Grantor, and (ii) where the amount of damages reasonably expected to be claimed exceeds $250,000 in the aggregate, except as set forth on Item E of Schedule II.

(h)    As of the Closing Date or such later date on which such Grantor joins this Security Agreement, the name set forth on the signature page attached hereto (or, if applicable, the signature page to the supplement document pursuant to which such Grantor joins this Security Agreement) is the true and correct legal name (as contemplated by the UCC) of such Grantor.

(i)    Such Grantor has not consented to, and is otherwise unaware of, any Person (other than the Collateral Agent pursuant hereto or the First Lien Administrative Agent in accordance with the terms of the Intercreditor Agreement) having control (within the meaning of Section 9-104 or Section 8-106 of the UCC) over any Collateral, or any other interest in any of such Grantor’s rights in respect thereof.

SECTION 3.5.    Possession of Inventory, Control; etc.. Such Grantor (a) has exclusive possession and control, subject to Permitted Liens, of the Equipment and Inventory except as permitted under the Credit Agreement, and (b) is the sole entitlement holder of its Accounts and no other Person (other than (y) the Collateral Agent pursuant to (i) this Security Agreement with respect to any Accounts maintained with the Collateral Agent or (ii) a Control Agreement with respect to any Accounts maintained with a bank other than the Collateral Agent or (z) the First Lien Administrative Agent in accordance with the Intercreditor Agreement) has “control” or “possession” of, or any other interest in, any of its Accounts or any other securities or Property credited thereto except as permitted pursuant to this Security Agreement.

SECTION 3.6.    Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) possession of all originals of all Documents, Instruments, promissory notes, Pledged Notes and tangible Chattel Paper evidencing amounts payable in excess of $250,000 individually or $1,000,000 in the aggregate owned or held by such Grantor (duly endorsed, in blank, if requested by the Collateral Agent).

SECTION 3.7.    Intellectual Property Collateral.

(a)    Such Grantor represents that except for any Patent Collateral, Trademark Collateral, and Copyright Collateral specified in Item A, Item B and Item C, respectively, of Schedule III hereto, and any and all Trade Secrets Collateral, such Grantor does not own and has no interests in any Intellectual Property Collateral material to the operations or business of such Grantor as of the date hereof.

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(b)    Such Grantor further represents and warrants that, with respect to all material Intellectual Property Collateral (i) such Intellectual Property Collateral is valid, subsisting, unexpired and enforceable and has not been abandoned or adjudged invalid or unenforceable, in whole or in part, except such Intellectual Property Collateral that is not material to the operations or business of such Grantor or to the extent permitted by the Credit Agreement, (ii) such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of such Intellectual Property Collateral for purposes of granting a security interest or as Collateral that has not been terminated or released, (iii) the consummation of the transactions contemplated by the Credit Agreement and this Security Agreement will not result in the termination or impairment of such Intellectual Property Collateral, and (iv) such Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral, subject to Permitted Liens, and, to the knowledge of the Grantor, no claim has been made that the use of such Intellectual Property Collateral does or may, conflict with, infringe, misappropriate, dilute, misuse or otherwise violate any of the rights of any third party in any material respects.

(c)    Such Grantor further represents and warrants, except as could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, that (i) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of any of its interests in the Patent Collateral and Trademark Collateral in the USPTO and, if requested by the Collateral Agent, in corresponding offices throughout the world, and its claims to the Copyright Collateral in the U.S. Copyright Office, and, if requested by the Collateral Agent, in corresponding offices throughout the world and, to the extent necessary, has used and has directed all licensees to use proper statutory notice in connection with its use of any patent, Trademark and copyright in any of the Intellectual Property Collateral, (ii) such Grantor has taken all reasonable steps to safeguard its Trade Secrets and to its knowledge none of the Trade Secrets of such Grantor has been used, divulged, disclosed or appropriated for the benefit of any other Person other than such Grantor, (iii) to such Grantor’s knowledge, no third party is infringing upon any Intellectual Property Collateral owned or used by such Grantor, or any of its respective licensees, (iv) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affects its rights to own or use any Intellectual Property Collateral, (v) such Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with any Trademarks and has taken all commercially reasonable action necessary to insure that any licensees of any Trademarks owned by such Grantor use such adequate standards of quality, and (vi) such Grantor owns directly or is entitled to use by license or otherwise, any patents, Trademarks, tradenames, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, and necessary for the conduct of such Grantor’s business.

SECTION 3.8.    Authorization, Approval, etc.. Except for the filing or recording of UCC financing statements and consents, authorizations, filings or other actions which have been obtained or made and are in full force and effect, no Governmental Approval, authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any

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other third party is required either (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, (b) other than in respect of any Excluded Perfection Collateral, for the perfection or maintenance of the security interests hereunder including the first-priority (subject to Permitted Liens, any prior Lien under the First Lien Loan Documents and the provisions of the Intercreditor Agreement) nature of such security interest (except with respect to the financing statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the USPTO or the U.S. Copyright Office) or the exercise by the Collateral Agent of its rights and remedies hereunder, or (c) for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement, except (i) with respect to any Pledged Shares or Pledged Interests, as may be required in connection with a disposition of such Pledged Shares or Pledged Interests by Legal Requirements affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9.    Best Interests. It is in the best interests of each Grantor to execute this Security Agreement in as much as such Grantor will, as a result of being the Borrower or such other Subsidiary of Holdings, derive substantial direct and indirect benefits from the Advances and other extensions of credit made from time to time to the Borrower by the Lenders, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make such Advances pursuant to the Credit Agreement to the Borrower. Furthermore, such extensions of credit are (a) in furtherance of each Grantor’s corporate or limited liability purposes, and (b) necessary or convenient to the conduct, promotion or attainment of each Grantor’s business.

SECTION 3.10.    Reaffirmation of Credit Agreement Representations and Warranties. All of the representations and warranties made by the Borrower or Holdings in the Credit Agreement or in any other Loan Document in respect of the Grantors are true and correct in all respects as if such representations and warranties were incorporated herein in their entirety and made by such Grantor.

ARTICLE IV

COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, it will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1.    As to Investment Property, etc..

(a)    Equity Interests of Subsidiaries. No Grantor shall allow or permit any of its Domestic Subsidiaries (i) that is a corporation, business trust, joint stock company or similar Person, to issue Uncertificated Securities, unless such Person promptly takes the actions set forth in Section 4.1(b) with respect to any such Uncertificated Securities, (ii) that is a partnership or limited liability company, to (A) issue Equity Interests that are to be dealt in or traded on securities exchanges or in securities markets, (B) expressly provide in its organizational documents that its Equity Interests are securities governed by Article 8 of the UCC, or (C) place

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such Subsidiary’s Equity Interests in a Securities Account, unless such Person promptly takes the actions set forth in Section 4.1(b) with respect to any such Equity Interests, and (iii) to issue Equity Interests in addition to or in substitution for the Pledged Property or any other Equity Interests pledged hereunder, except for additional Equity Interests issued to such Grantor; provided that (A) such Equity Interests are pledged and delivered to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) within thirty (30) days (or such later date as determined by the First Lien Administrative Agent (or, after the Discharge of the First Lien Debt, the Collateral Agent) in its sole discretion), and (B) within such thirty (30) day period, such Grantor delivers a supplement to Schedule I to the Collateral Agent identifying such new Equity Interests as Pledged Property, in each case, pursuant to the terms of this Security Agreement. No Grantor shall permit any of its Domestic Subsidiaries to issue any warrants, options, contracts or other commitments or other securities that are convertible to any of the foregoing or that entitle any Person to purchase any of the foregoing, and except for this Security Agreement, any other Loan Document or any First Lien Loan Document (subject to and in accordance with the terms and conditions of the Intercreditor Agreement), shall not, and shall not permit any of its Domestic Subsidiaries to, enter into any agreement creating any restriction or condition upon the transfer, voting or control of any Pledged Property. Notwithstanding anything in this Section 4.01 to the contrary, this Section 4.01 shall not apply in respect of Excluded Tax Collateral.

(b)    Investment Property (other than Certificated Securities).

(i)    Subject to the terms of the Intercreditor Agreement, with respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor (other than constituting Excluded Collateral or Excluded Perfection Collateral), such Grantor will, unless otherwise permitted under the Credit Agreement, upon the Collateral Agent’s reasonable request either (A) cause the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Collateral Agent’s instructions with respect to such Investment Property without further consent by such Grantor, or (B) transfer such Investment Property to intermediaries that have or will agree to execute such Control Agreements.

(ii)    With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will (x) cause the Pledged Interests Issuer or other issuer of such securities to either (A) register the Collateral Agent (or the First Lien Administrative Agent, in accordance with the Intercreditor Agreement) as the registered owner thereof on the books and records of the issuer, or (B) execute a Control Agreement relating to such Investment Property pursuant to which the Pledged Interests Issuer or other issuer agrees to comply with the Collateral Agent’s instructions (or the First Lien Administrative Agent’s instructions, in accordance with the Intercreditor Agreement) with respect to such Uncertificated Securities without further consent by such Grantor

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and (y) take and cause the appropriate Person (including any issuer, entitlement holder or securities intermediary thereof) to take all other actions reasonably necessary to grant “control” (as defined in 8-106 of the UCC) to the Collateral Agent (or the First Lien Administrative Agent’s instructions, in accordance with the Intercreditor Agreement) (for the ratable benefit of the Secured Parties) over such Collateral.

(c)    Certificated Securities (Stock Powers). Each Grantor agrees that all Pledged Shares that are Certificated Securities (and all other certificated shares of Equity Interests constituting Collateral) delivered by such Grantor pursuant to this Security Agreement will be accompanied by undated stock powers duly executed in blank, or other equivalent instruments of transfer reasonably acceptable to the Collateral Agent. Subject to the terms of the Intercreditor Agreement, each Grantor will, from time to time upon the reasonable request of the Collateral Agent, promptly deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to the Collateral as the Collateral Agent may reasonably request and will, from time to time upon the request of the Collateral Agent during the occurrence and continuance of any Event of Default and subject to the Intercreditor Agreement, promptly transfer any Pledged Shares, Pledged Interests or other shares of Equity Interests constituting Collateral into the name of any nominee designated by the Collateral Agent.

(d)    Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement and each other Loan Document) deliver to the Collateral Agent (or to the First Lien Administrative Agent in accordance with the terms of the Intercreditor Agreement) and at all times keep pledged to the Collateral Agent pursuant hereto, on a first-priority (subject to Permitted Liens, any prior Lien under the First Lien Loan Documents and the provisions of the Intercreditor Agreement), perfected basis all Pledged Property, Investment Property, all Distributions with respect thereto, all Payment Intangibles to the extent they are evidenced by a Document, Instrument, promissory note or Chattel Paper evidencing amounts payable in excess of $250,000 individually or $1,000,000 in the aggregate, and all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral (other than, as to perfection, Excluded Perfection Collateral) within the time periods set forth herein. Each Grantor agrees that it will, promptly (but in any event no later than thirty (30) days) following receipt thereof, deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) possession of all originals of Pledged Interests, Pledged Shares, Pledged Notes and any other Pledged Property, Payment Intangibles to the extent they are evidenced by negotiable Documents, Instruments, promissory notes and Chattel Paper evidencing amounts payable in excess of $250,000 individually or $1,000,000 in the aggregate that it acquires following the Closing Date and shall deliver to the Collateral Agent a supplement to Schedule I identifying any such new Pledged Interests, Pledged Shares, Pledged Notes or other Pledged Property.

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(e)    Voting Rights; Dividends, etc. Each Grantor agrees, subject to the terms of the Intercreditor Agreement:

(i)    that promptly upon receipt of notice of the occurrence and continuance of an Event of Default from the Collateral Agent and upon receipt of a written request therefor by the Collateral Agent, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Collateral Agent) to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) all Distributions with respect to Investment Property, all interest principal and other cash payments on Payment Intangibles, the Pledged Property and all Proceeds of the Pledged Property or any other Collateral, in case thereafter received by such Grantor, in each case, to the extent such Distribution is not permitted under Section 6.05 of the Credit Agreement, all of which shall be held by the Collateral Agent as additional Collateral; and

(ii)    if an Event of Default shall have occurred and be continuing and the Collateral Agent has notified such Grantor in writing of the Collateral Agent’s intention to exercise its voting power under this Section 4.1(e)(ii),

(A)    the Collateral Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Pledged Shares, Pledged Interests, Investment Property or other Equity Interests constituting Collateral. EACH GRANTOR HEREBY GRANTS THE COLLATERAL AGENT AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY SHALL CONTINUE IN EFFECT UNTIL SUCH EVENT OF DEFAULT SHALL HAVE BEEN CURED OR WAIVED) EXERCISABLE UNDER SUCH CIRCUMSTANCES, TO, SUBJECT TO THE INTERCREDITOR AGREEMENT, VOTE THE PLEDGED SHARES, PLEDGED INTERESTS, INVESTMENT PROPERTY AND SUCH OTHER COLLATERAL; AND

(B)    promptly deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) such additional proxies and other documents as may be necessary to allow the Collateral Agent to exercise such voting power.

All Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by any Grantor but which such Grantor is then obligated to deliver to the Collateral Agent (or First Lien Administrative Agent, as applicable), shall, until delivery to the Collateral Agent (or First Lien Administrative Agent, as applicable), be held by such Grantor separate and apart from its other Property in trust for the benefit of the Collateral Agent. The Collateral Agent agrees that unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given the notice referred to in

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Section 4.1 (e), each Grantor shall be entitled to receive and retain all Distributions permitted by the Credit Agreement and shall have the exclusive voting power, and is granted a proxy, with respect to any Equity Interests (including any of the Pledged Shares and other Pledged Interests) constituting Collateral. The Collateral Agent shall, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power with respect to any such Equity Interests (including any of the Pledged Shares and other Pledged Interests) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would violate any provision of the Credit Agreement or any other Loan Document (including this Security Agreement).

SECTION 4.2.    Organizational Documents; Change of Name, etc.. No Grantor will change its state of incorporation, formation or organization or its name, identity, organizational identification number or corporate structure except as permitted in the Credit Agreement.

SECTION 4.3.    As to Accounts and Receivables.

(a)    Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)    Subject to the terms of the Intercreditor Agreement and the provisions of applicable Legal Requirements, upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of written notice by the Collateral Agent (or First Lien Administrative Agent) to each Grantor, all Proceeds of Collateral received by any Grantor shall be delivered in kind to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) for deposit in a Deposit Account of such Grantor (A) maintained with the Collateral Agent or (B) maintained at a depositary bank that is a Lender other than the Collateral Agent to which such Grantor, the Collateral Agent and the depositary bank have entered into a Control Agreement in form and substance reasonably acceptable to the Collateral Agent in its sole discretion providing that the depositary bank will comply with the instructions originated by the Collateral Agent directing disposition of the funds in the account without further consent by such Grantor (any such Deposit Accounts, together with any other Accounts pursuant to which any portion of the Collateral is deposited with the Collateral Agent, a “Collateral Account,” and collectively, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other Property, all such Proceeds in express trust for the benefit of the Collateral Agent until delivery thereof is made to the Collateral Agent.

(c)    Subject to the terms of the Intercreditor Agreement, following the delivery of notice pursuant to clause (b)(ii) of this Section 4.3 during the continuance of an Event of Default, the Collateral Agent shall have the right to apply any amount in the Collateral Accounts to the payment of any Obligations which are due and payable or in accordance with the Loan Documents.

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(d)    With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that (i) deposits in such Collateral Accounts are subject to a security interest as contemplated hereby, (ii) such Collateral Accounts shall be under the control of the Collateral Agent (or the First Lien Administrative Agent in accordance with the terms of the Intercreditor Agreement), provided that the Collateral Agent shall have entered into a Control Agreement with respect to any Accounts that are maintained with a bank other than the Collateral Agent and (iii) subject to the Intercreditor Agreement, the Collateral Agent shall have the sole right of withdrawal over such Collateral Accounts; provided that withdrawals shall only be made during the existence of an Event of Default.

(e)    No Grantor shall adjust, settle, or compromise the amount or payment of any Account, nor release wholly or partly any account debtor or obligor thereof, nor allow any credit or discount thereon; provided that, a Grantor may make such adjustments, settlements or compromises and release wholly or partly any account debtor or obligor thereof and allow any credit or discounts thereon so long as (i) such action is taken in the ordinary course of business and consistent with past practices, and (ii) such action is, in such Grantor’s good faith business judgment, advisable.

SECTION 4.4.    As to Grantor’s Use of Collateral.

(a)    Subject to clause (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) shall, at its own expense, endeavor to collect in a commercially reasonable manner, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Collateral Agent may (subject to the terms of the Intercreditor Agreement) request following the occurrence and during the continuance of an Event of Default or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Collateral.

(b)    At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Collateral Agent may (subject to the terms of the Intercreditor Agreement) (i) revoke any or all of the rights of any Grantor set forth in clause (a) of this Section 4.4, (ii) notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder, and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

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(c)    Subject to the terms of the Intercreditor Agreement, upon request of the Collateral Agent following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Collateral Agent of any amounts due or to become due thereunder.

(d)    Subject to the terms of the Intercreditor Agreement, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may endorse, in the name of the applicable Grantor, any item, howsoever received by the Collateral Agent, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5.    As to Equipment and Inventory and Goods. Each Grantor hereby agrees that it shall (a) keep all of the Equipment and Inventory (other than Inventory sold in the ordinary course of business) and Goods located in a jurisdiction within the United States of America or its offshore waters where all representations and warranties set forth in Article III shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects), and all action required pursuant to the second sentence of Section 4.11 shall have been taken with respect to the Equipment, Inventory and Goods, and (b) pay promptly when due all material property Taxes and other material Taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment, Inventory and Goods, except to the extent the validity thereof is being diligently contested in good faith by appropriate proceedings, and with respect to which adequate reserves in conformity with GAAP have been provided. Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default and if requested by the Collateral Agent, each Grantor agrees to take such action, including endorsing certificates of title or executing applications for transfer of title, as is reasonably required by the Collateral Agent to enable it to properly perfect and protect its Lien on all Certificated Equipment and to transfer the same.

SECTION 4.6.    As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral material to the operations or business of such Grantor:

(a)    such Grantor will not do or fail to perform any act whereby any Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable except upon the expiration of the life of the applicable patent, unless such Grantor shall reasonably and in good faith determine that any of such Patent Collateral is of negligible economic value to such Grantor;

(b)    such Grantor will not (i) permit any of its licensees to (A) fail to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) knowingly adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the

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Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (ii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (b)(i) and (b)(ii) above, the failure to do so, could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change.

(c)    except where it could not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Change, such Grantor shall promptly notify the Collateral Agent if it knows that any application or registration relating to any item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable (other than upon the expiration of the life of the applicable patent), or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the USPTO, the U.S. Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(d)    in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any material Intellectual Property Collateral with the USPTO, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor promptly informs the Collateral Agent, and upon request of the Collateral Agent (subject to the terms of the Credit Agreement), such Grantor shall execute and deliver all agreements, instruments and documents as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property Collateral;

(e)    such Grantor will take all necessary steps, including in any proceeding before the USPTO, the U.S. Copyright Office or (subject to the terms of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, each material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clause (a), (b) or (c));

(f)    following the obtaining of an interest in any Intellectual Property Collateral by such Grantor, such Grantor shall deliver a supplement to Schedule III identifying such new Intellectual Property Collateral; and

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(g)    following the obtaining of an interest in any Intellectual Property Collateral by such Grantor or, following the occurrence and during the continuance of an Event of Default, upon the request of the Collateral Agent, such Grantor shall deliver all agreements, instruments and documents the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property Collateral and as may otherwise be required to acknowledge or register or perfect the Collateral Agent’s interest in any part of such item of Intellectual Property Collateral, including, but not limited to, an IP Security Agreement or a supplement thereto.

SECTION 4.7.    As to Letter of Credit Rights.

(a)    Each Grantor, by granting a security interest in its Letter of Credit Rights to the Collateral Agent, intends to (and hereby does) collaterally assign to the Collateral Agent its rights (including its contingent rights) to the Proceeds of all Letter of Credit Rights of which it is or hereafter becomes a beneficiary or assignee. Within thirty (30) days following the date on which any Grantor obtains any Letter of Credit Rights in excess of $250,000 in the aggregate after the date hereof, such Grantor shall (i) deliver a supplement to Schedule II identifying such new Letter of Credit Right and (ii) cause the issuer of each such Letter of Credit and each nominated person (if any) with respect thereto to consent to such assignment of the Proceeds thereof in a consent agreement in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.

(b)    Subject to the terms of the Intercreditor Agreement, at any time following the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and each Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent and (ii) arrange for the Collateral Agent to become the transferee beneficiary of each Letter of Credit.

SECTION 4.8.    As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the Termination Date, with respect to any Commercial Tort Claims seeking damages in excess of $250,000 in the aggregate hereafter arising, it shall deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement), within thirty (30) days after such Commercial Tort Claim arises, a supplement to Schedule II in form and substance reasonably satisfactory to the Collateral Agent, identifying such new Commercial Tort Claims.

SECTION 4.9.    As to Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic Chattel Paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of

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$250,000 individually or $1,000,000 in the aggregate, such Grantor shall promptly notify the Collateral Agent thereof and, at the reasonable request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent (or the First Lien Administrative Agent in accordance with the terms of the Intercreditor Agreement) control (for the ratable benefit of Secured Parties) under Section 9-105 of the UCC of such electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Subject to the terms of the Intercreditor Agreement, the Collateral Agent agrees with each Grantor that the Collateral Agent will arrange, pursuant to procedures reasonably satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for such Grantor to make alterations to the electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic Chattel Paper or transferable record.

SECTION 4.10.    Trade Secrets. With respect to any patent applications in preparation for filing that comprise Trade Secrets Collateral, Grantor shall have the right to assert its attorney-client privilege in such applications and not to disclose such applications unless and until an Event of Default has occurred and is continuing. If an Event of Default has occurred and is continuing, then at the request of the Collateral Agent, the Grantors shall deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) any patent applications in preparation for filing and all documents and things embodying, incorporating or referring to inventions that in any way relate to such patent application.

SECTION 4.11.    Further Assurances, etc.. Each Grantor shall warrant and defend the right and title herein granted unto the Collateral Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever, subject to Permitted Liens. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver (or authorize the Collateral Agent to duly execute and deliver) all further instruments and documents, and take all further action, that may be reasonably necessary or that the Collateral Agent may reasonably request (such request, in all events shall not be in contravention of the Intercreditor Agreement), in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral subject to the terms hereof. Each Grantor agrees that, upon the acquisition after the date hereof by such Grantor of any Collateral (other than Excluded Perfection Collateral), with respect to which the security interest granted hereunder is not perfected automatically upon such acquisition, to take such actions with respect to such Collateral or any part thereof as required by the Loan Documents. Without limiting the generality of the foregoing, each Grantor will:

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(a)    from time to time upon the request of the Collateral Agent, promptly deliver to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Collateral Agent, with respect to such Collateral as the Collateral Agent may reasonably request and will, from time to time upon the reasonable request of the Collateral Agent, after the occurrence and during the continuance of any Event of Default (but subject to the terms of the Intercreditor Agreement), promptly transfer any securities constituting Collateral into the name of any nominee designated by the Collateral Agent; if any Collateral shall be evidenced by an Instrument, negotiable Document, promissory note or tangible Chattel Paper, deliver and pledge to the Collateral Agent (or, prior to the Discharge of First Lien Obligations, the First Lien Administrative Agent, acting as gratuitous bailee on behalf of the Collateral Agent pursuant to the Intercreditor Agreement) hereunder such Instrument, negotiable Document, promissory note, Pledged Note or tangible Chattel Paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent;

(b)    file (and hereby authorize the Collateral Agent to file after delivery of a copy thereof to such Grantor) such filing statements or continuation statements, or amendments thereto, and such other instruments or notices, subject to the terms and conditions of the Intercreditor Agreement (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Collateral Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Collateral Agent hereby.

(c)    not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any Payment Intangible or other Instrument constituting Collateral, except as provided in Section 4.4;

(d)    not create any tangible Chattel Paper in excess of $250,000 individually or $1,000,000 in the aggregate without placing a legend on such tangible Chattel Paper reasonably acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in such Chattel Paper;

(e)    furnish to the Collateral Agent, from time to time at the Collateral Agent’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in detail reasonably satisfactory to the Collateral Agent; and

(f)    do all things reasonably requested by the Collateral Agent in accordance with this Security Agreement in order to enable the Collateral Agent (or the First Lien Administrative Agent in accordance with the terms of the Intercreditor Agreement) to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter of Credit Rights and Electronic Chattel Paper.

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The authorization contained in this Section 4.11 shall be irrevocable and continuing until the Termination Date. Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by Legal Requirement. Each Grantor hereby authorizes the Collateral Agent to file financing statements describing as the Collateral covered thereby “all of the debtor’s personal property or assets” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V

THE COLLATERAL AGENT

SECTION 5.1.    Collateral Agent Appointed Attorney-in-Fact. Subject to the terms and conditions of the Intercreditor Agreement, each Grantor hereby irrevocably appoints the Collateral Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (b) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above, (c) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral, and (d) to perform the affirmative obligations of such Grantor hereunder. EACH GRANTOR HEREBY ACKNOWLEDGES, CONSENTS AND AGREES THAT THE POWER OF ATTORNEY GRANTED PURSUANT TO THIS SECTION 5.1 IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND SHALL BE EFFECTIVE UNTIL THE TERMINATION DATE.

SECTION 5.2.    Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, following the expiration of any applicable grace or cure period, the Collateral Agent may during the continuance of any Event of Default itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor pursuant to Section 6.3 hereof and Section 9.01 of the Credit Agreement and the Collateral Agent may from time to time take any other action which the Collateral Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

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SECTION 5.3.    Collateral Agent Has No Duty. The powers conferred on the Collateral Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property and any other Pledged Property, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4.    Reasonable Care. The Collateral Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral (a) if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own personal property, or (b) if the Collateral Agent takes such action for that purpose as any Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of an Event of Default; provided, further, that failure of the Collateral Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

ARTICLE VI

REMEDIES

SECTION 6.1.    Certain Remedies. Subject to the terms and conditions of the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, and subject to any notice requirements otherwise required herein or under any other Loan Document:

(a)    The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may (i) take possession of any Collateral not already in its possession without demand and without legal process, (ii) require any Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties, (iii) subject to applicable Legal Requirement or agreements with landlords, bailees or warehousemen enter onto the Property where any Collateral is located and take possession thereof without demand and without legal process, and (iv) without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by Legal Requirement, at least ten (10) days’ prior notice to the applicable Grantor of the time and place of any public sale or the time of any private sale is to be made shall constitute reasonable notification; provided, however, that with respect to Collateral that is (x) perishable or threatens to decline speedily in value, or (y) is of a type customarily sold on a

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recognized market (including but not limited to, Investment Property), no notice of sale or disposition need be given. For purposes of this Article VI, notice of any intended sale or disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or email, and shall be deemed to have been “sent” upon deposit in the U.S. Mails with adequate postage properly affixed, upon delivery to an express delivery service or upon electronic submission through telephonic or internet services, as applicable. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)    Each Grantor that is or may become a fee estate owner of Property where any Collateral is located agrees and acknowledges that (i) Collateral Agent may remove the Collateral or any part thereof from such Property in accordance with statutory law appertaining thereto without objection, delay, hindrance or interference by such Grantor and in such case such Grantor will make no claim or demand whatsoever against the Collateral, (ii) it will (x) cooperate with Collateral Agent in its efforts to assemble and/or remove all of the Collateral located on the such property; (y) permit Collateral Agent and its agents to enter upon such Property and occupy the Property at any or all times to conduct an auction or sale, and/or to inspect, audit, examine, safeguard, assemble, appraise, display, remove, maintain, prepare for sale or lease, repair, lease, transfer, auction and/or sell the Collateral; and (z) not hinder Collateral Agent’s actions in enforcing its security interest in the Collateral. Money damages may not be a sufficient remedy for a breach of this Section 6.1(b). In addition to all other remedies available hereunder, under any other Loan Document, at law or in equity, the Collateral Agent shall be entitled to seek, at such Grantor’s expense, equitable relief, including injunction and specific performance, without proof of actual damages.

(c)    Each Grantor agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Goods, Computer Hardware and Software Collateral, or Intellectual Property Collateral may be by lease or license of, in addition to the sale of, such Collateral. Each Grantor further agrees and acknowledges that the following shall be deemed a reasonable commercial disposition: (i) a disposition made in the usual manner on any recognized market, (ii) a disposition at the price current in any recognized market at the time of disposition, and (iii) a disposition in conformity with reasonable commercial practices among dealers in the type of Property subject to the disposition.

(d)    All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Collateral Agent against, all or any part of the Obligations as set forth in Section 7.06 of the Credit Agreement. The Collateral Agent shall not be obligated to apply or pay over for application noncash proceeds of collection or enforcement unless (i) the failure to do so would be commercially unreasonable, and (ii) the affected party has provided the Collateral Agent with a written demand to apply or pay over such noncash proceeds on such basis.

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(e)    The Collateral Agent may do any or all of the following: (i) transfer all or any part of the Collateral into the name of the Collateral Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder, (ii) notify the parties obligated on any of the Collateral to make payment to the Collateral Agent of any amount due or to become due thereunder, (iii) withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account, (iv) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, (v) endorse any checks, drafts, or other writings in the applicable Grantor’s name to allow collection of the Collateral, (vi) take control of any Proceeds of the Collateral, or (vii) execute (in the name, place and stead of the applicable Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

(f)    No such exercise of remedies by the Collateral Agent or cure by the Collateral Agent of any Event of Default on any Grantor’s behalf shall operate as a waiver of any Secured Party’s rights with respect to such Event of Default or any other Event of Default.

SECTION 6.2.    Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Collateral Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable Legal Requirement (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and each Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.3.    Indemnity and Expenses.

(a)    WITHOUT DUPLICATION OF ANY RELATED PROVISIONS IN THE CREDIT AGREEMENT, EACH GRANTOR PARTY HERETO AGREES TO, AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD HARMLESS THE COLLATERAL AGENT, EACH LENDER, THE ADMINISTRATIVE AGENT AND EACH OF THEIR RESPECTIVE RELATED PARTIES (EACH, AN “INDEMNITEE”) FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND EXPENSES OF ANY KIND OR NATURE (INCLUDING FEES, CHARGES AND DISBURSEMENTS OF COUNSEL AND ANY CONSULTANT FOR ANY INDEMNITEE), TO WHICH SUCH INDEMNITEE MAY

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BECOME SUBJECT OR THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST SUCH INDEMNITEE BY ANY PERSON (INCLUDING HOLDINGS, THE BORROWER, ANY SUBSIDIARY OR ANY AFFILIATE THEREOF), IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY ADVANCE OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS ON, AT, UNDER OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, OR ANY ENVIRONMENTAL CLAIM RELATED IN ANY WAY TO HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF AT ANY TIME, (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, OR (V) ANY CLAIM (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL CLAIMS), INVESTIGATION, LITIGATION OR OTHER PROCEEDING (WHETHER OR NOT THE COLLATERAL AGENT, ANY LENDER OR THE ADMINISTRATIVE AGENT IS A PARTY THERETO) AND THE PROSECUTION AND DEFENSE THEREOF, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE ADVANCES, ANY LOAN DOCUMENT, OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT (A) TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (B) TO HAVE RESULTED FROM A CLAIM BROUGHT BY THE BORROWER AGAINST ANY INDEMNITEE OF ANY MATERIAL BREACH IN BAD FAITH OF SUCH INDEMNITEE’S FUNDING OBLIGATIONS UNDER THE CREDIT AGREEMENT, OR (C) ARE ON ACCOUNT OF A DISPUTE ARISING SOLELY AMONG INDEMNITEES (OTHER THAN THE COLLATERAL AGENT IN ITS ROLE AS SUCH) TO THE EXTENT SUCH DISPUTE DOES NOT INVOLVE AND

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IS NOT RELATED TO ANY ACT, OMISSION OR REPRESENTATION ON THE PART OF, OR ANY INFORMATION PROVIDED BY OR ON BEHALF OF, THE BORROWER, ANY GRANTOR OR AFFILIATES THEREOF. THIS INDEMNITY SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. No Grantor shall, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee, (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee, and (z) does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any.

(b)    Other than as set forth in clause (c) below, each Grantor will within 30 days of invoice pay to the Collateral Agent and any legal counsel the amount of any and all reasonable and documented out-of-pocket expenses, including the reasonable fees and disbursements of its counsels and of any experts and agents, which the Collateral Agent and any legal counsel may incur in connection herewith, including without limitation in connection with the administration of this Security Agreement and the custody, preservation, use or operation of, any of the Collateral,

(c)    Each Grantor will upon demand pay to the Collateral Agent and any legal counsel the amount of any and all documented out-of-pocket expenses, including the fees and disbursements of its counsels and of any experts and agents, which the Collateral Agent and any legal counsel may incur in connection (i) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Security Agreement, (ii) the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and any legal counsel or any of the Secured Parties hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof, in each case, subject to the limitations that may be provided in Section 9.01 of the Credit Agreement.

SECTION 6.4.    Warranties. The Collateral Agent may sell the Collateral without giving any warranties or representations as to the Collateral. The Collateral Agent may disclaim any warranties of title or the like. Each Grantor agrees that this procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

SECTION 6.5.    Exempt Sale. If, in the opinion of the Collateral Agent, there is any question that a public or semipublic sale or distribution of any Pledged Property will violate any state or federal securities law, the Collateral Agent in its reasonable discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by the Collateral Agent shall be deemed to be not “commercially reasonable” solely

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because so made. Each Grantor shall cooperate fully with the Collateral Agent in selling or realizing upon all or any part of the Pledged Property. In addition, each Grantor shall fully comply with the securities laws of the United States, the State of New York and other states and take such actions as may be necessary to permit the Collateral Agent to sell or otherwise dispose of any securities representing the Pledged Property in compliance with such Legal Requirements.

SECTION 6.6.    Cumulative Remedies. Each right, power and remedy herein specifically granted to the Collateral Agent or otherwise available to it shall be cumulative, and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or otherwise, and each such right, power and remedy, whether specifically granted herein or otherwise existing, may be exercised at any time and from time-to-time as often and in such order as may be deemed expedient by the Collateral Agent in its sole discretion. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, and no course of dealing with respect to, any such right, power or remedy, shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, power or remedy preclude any other or further exercise thereof or the exercise of any other right.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1.    Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article IX thereof.

SECTION 7.2.    Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon each Grantor and its successors, transferees and permitted assigns and, subject to the limitations set forth in the Credit Agreement, shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and permitted assigns; provided that, no Grantor shall assign any of its obligations hereunder (unless otherwise permitted under the terms of the Credit Agreement or this Security Agreement).

SECTION 7.3.    Amendments, etc. No amendment to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (on behalf of the Lenders or the Majority Lenders, as the case may be, pursuant to Section 9.03 of the Credit Agreement) and such Grantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4.    Notices. Except as otherwise provided in this Security Agreement, all notices and other communications provided for hereunder shall be sent in the manner and subject to the terms of Section 9.09 of the Credit Agreement at the address or facsimile number of such party specified in the Credit Agreement, on the signature pages of this Security Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Except as otherwise provided in this Security Agreement, all such notices and communications shall be effective when delivered.

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SECTION 7.5.    No Waiver. In addition to, and not in limitation of Section 2.7, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 7.6.    Waivers by Grantors. Each Grantor hereby waives:

(a)    promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Security Agreement;

(b)    any requirement that the Collateral Agent or any other Secured Party protect, secure, perfect or insure any Lien or any Property subject thereto or exhaust any right or take any action against any Grantor, any Guarantor or any other Person or any Collateral; and

(c)    any duty on the part of the Collateral Agent to disclose to any Grantor any matter, fact or thing relating to the business, operation or condition of any Grantor or any other Person and their respective assets now known or hereafter known by such Person.

SECTION 7.7.    Headings. The various headings of this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provisions thereof.

SECTION 7.8.    Severability. In case one or more provisions of this Security Agreement shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

SECTION 7.9.    Counterparts. This Security Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Security Agreement.

SECTION 7.10.    Consent as Holder of Equity and as Pledged Interests Issuer. Each Grantor hereby consents to (a) the execution by each other Grantor of this Security Agreement and grant by each other Grantor of a security interest, encumbrance, pledge and hypothecation in all Pledged Interests and other Collateral of such other Grantor to the Collateral Agent pursuant hereto, (b) without limiting the generality of the foregoing, each Grantor consents to the transfer (subject to the terms of the Intercreditor Agreement) of any Pledged Interest to the Collateral Agent or its nominee pursuant to the terms of this Security Agreement following the occurrence and during the continuance of an Event of Default and to the substitution of the Collateral Agent

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or its nominee as a partner under the limited partnership agreement or as a member under the limited liability company agreement, in any case, as heretofore and hereafter amended, and (c) to the extent such Grantor is also a Pledged Interests Issuer, agrees to comply with instructions with respect to the applicable Pledged Interests originated by the Collateral Agent without further consent of any other Grantor if an Event of Default has occurred and is continuing. Furthermore, each Grantor as the holder of any Equity Interests that constitute Collateral in a Pledged Interests Issuer, hereby (i) waives all rights of first refusal, rights to purchase, and rights to consent to transfer (to any Secured Party or to any purchaser resulting from the exercise of a Secured Party’s remedy provided hereunder or under applicable Legal Requirement) and (ii) if required by the organizational documents of such Pledged Interests Issuer, agrees to cause such Pledged Interests Issuer to register the Lien granted hereunder and encumbering such Equity Interests that constitute Collateral in the registry books of such Pledged Interests Issuer.

SECTION 7.11.    Additional Grantors. Additional Subsidiaries of Holdings may from time to time enter into this Security Agreement as a Grantor. Upon execution and delivery after the date hereof by the Collateral Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any instrument adding an additional Grantor as a party to this Security Agreement shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.12.    Acknowledgment of Pledged Interests Issuers. Each Pledged Interests Issuer that is party hereto agrees that it will comply with instructions of the Collateral Agent with respect to the applicable Uncertificated Securities without further consent by the applicable Grantor if an Event of Default has occurred and is continuing.

SECTION 7.13.    Conflicts with Credit Agreement. To the fullest extent possible, the terms and provisions of the Credit Agreement shall be read together with the terms and provisions of this Security Agreement so that the terms and provisions of this Security Agreement do not conflict with the terms and provisions of the Credit Agreement; provided, however, notwithstanding the foregoing, in the event that any of the terms or provisions of this Security Agreement conflict with any terms or provisions of the Credit Agreement, the terms or provisions of the Credit Agreement shall govern and control for all purposes; provided that the inclusion in this Security Agreement of terms and provisions, supplemental rights or remedies in favor of the Collateral Agent not addressed in the Credit Agreement shall not be deemed to be in conflict with the Credit Agreement and all such additional terms, provisions, supplemental rights or remedies contained herein shall be given full force and effect.

SECTION 7.15.    Intercreditor Agreement. Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens in favor of the First Lien Administrative Agent as provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and (iii) authorizes (or is

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deemed to authorize) and instructs (or is deemed to instruct) the Collateral Agent on behalf of such Person to enter into, and perform under, the Intercreditor Agreement as “Second Lien Collateral Agent” (as defined in the Intercreditor Agreement). The foregoing provisions are intended as an inducement to the lenders under the First Lien Credit Agreement to extend credit to the Borrower and the Grantors, and such lenders are intended third party beneficiaries of this provision and the provisions of the Intercreditor Agreement. In the event of any conflict between the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern and control.

SECTION 7.16.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.17.    Governing Law; Service of Process. This Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Security Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

SECTION 7.18.    Submission to Jurisdiction; Service of Process; Waiver of Venue.

(a)    EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF ANY SECURED PARTY IN ANY WAY RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK

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SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LEGAL REQUIREMENT. NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.09 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENT.

(b)    Each Grantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Security Agreement or any other Loan Document in any court referred to in Section 7.17(a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank. Signature pages to follow.]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:

PENN VIRGINIA HOLDING CORP.

By:	/s/ Steve A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA CORPORATION

By:	/s/ Steve A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS CORPORATION
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC CORPORATION
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS CORP.

Each By:	/s/ Steve A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.

By:	Penn Virginia Oil & Gas GP LLC,
its general partner

By:	/s/ Steve A. Hartman
Name:	Steven A. Hartman
Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature page to Pledge and Security Agreement

COLLATERAL AGENT:

JEFFERIES FINANCE LLC, as Collateral Agent

By:	/s/ John Koehler
Name:	John Koehler
Title:	Senior Vice President

Signature page to Pledge and Security Agreement

SCHEDULE I

to Pledge and Security

Agreement

ITEM A—PLEDGED INTERESTS

Common Stock
Pledgor	Pledged Interests Issuer (corporate)	Cert. #	# of Shares	Authorized Shares	% of Shares Pledged

Limited Liability Company Interests

Pledgor	Pledged Interests Issuer (limited liability company)	% of Limited Liability Company Interests Owned	% of Limited Liability Company Interests Pledged	Type of Limited Liability Company Interests Pledged

Partnership Interests

Pledgor	Pledged Interests Issuer (partnership)	% of Partnership Interests Owned	% of Partnership Interests Pledged	Type of Partnership Interests Pledged

ITEM B—PLEDGED NOTES

1.	Pledged Note Issuer Description:

[                    ]

SCHEDULE II

to Pledge and Security

Agreement

Item A-1.	Location of Grantor for purposes of UCC.

[________________]

Item A-2.	Grantor’s place of business or principal office.

[________________]

Item A-3.	Taxpayer ID number.

[________________]

Item B.	Merger or other corporate reorganization.

[________________]

Item C.	Deposit Accounts, Securities Accounts and Commodity Accounts.

[________________]

Item D.	Letter of Credit Rights.

[________________]

Item E.	Commercial Tort Claims.

[________________]

SCHEDULE III – A

to Pledge and Security

Agreement

INTELLECTUAL PROPERTY COLLATERAL

Item A.	Patent Collateral.

Issued Patents

[________________]

Pending Patent Applications

[________________]

Patent Applications in Preparation

[________________]

SCHEDULE III – B

to Pledge and Security

Agreement

Item B.	Trademark Collateral

[________________]

SCHEDULE III – C

to Pledge and Security

Agreement

Item C.	Copyright Collateral

[________________]

Annex 1 to Pledge and Security

Agreement

SUPPLEMENT NO. ______ dated as of _____________, 20__ (the “Supplement”), to the Pledge and Security Agreement dated as of September 29, 2017 (as amended, supplemented, restated, or otherwise modified from time to time, the “Security Agreement”), among PENN VIRGINIA HOLDING CORP., a Delaware corporation (“Borrower”), PENN VIRGINIA CORPORATION, a Virginia corporation (“Holdings”), each subsidiary of Holdings signatory thereto (together with the Borrower and Holdings, the “Grantors” and individually, a “Grantor”) and Jefferies Finance LLC, as collateral agent (in such capacity, the “Collateral Agent”) under the Credit Agreement (as hereinafter defined) for the ratable benefit of the Secured Parties.

A.    Reference is made to that certain Credit Agreement, dated as of September 29, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders party thereto from time to time, and Jefferies Finance LLC, as the administrative agent and collateral agent.

B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Credit Agreement.

C.    Section 7.11 of the Security Agreement provides that additional Subsidiaries of Holdings may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of Holdings (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement.

D.    [Furthermore, pursuant to Section 5.08 of the Credit Agreement, the equity holder of each Subsidiary of Holdings that was not in existence on the date of the Credit Agreement is required to enter into the Security Agreement as a Grantor, or supplement its Collateral (as defined in the Security Agreement), to pledge the equity of such new Subsidiary. [Equity holder of new Subsidiary] (the “Existing Grantor”; and together with the New Grantor, each a “Specific Grantor” and, collectively, the “Specific Grantors”), is executing this Supplement in accordance with the requirements of the Credit Agreement to supplement its Collateral under the Security Agreement.]

Accordingly, the Collateral Agent and the [New Grantor][Specific Grantors] agree as follows:

SECTION 1.     [The Existing Grantor by its signature below (i) hereby agrees that, except as supplemented and renewed hereby, all of the terms, obligations, rights and conditions of the Security Agreement have not been amended in any way and are and will remain binding upon, and enforceable against the Existing Grantor (ii) reaffirms all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (iii) after giving effect to this Supplement, represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof.]

Annex 1 to Pledge and Security Agreement

SECTION 2.    [The Existing Grantor agrees that the terms “Pledged Property”, “Pledged Interests”, and “Pledged Shares” as used in the Security Agreement are hereby supplemented to include, and the Existing Grantor hereby pledges to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in and Lien on all of the Existing Grantor’s right, title and interest in and to, all of its Equity Interests (as defined in the Security Agreement) or any other ownership interest described in, and set forth on, Schedule I, attached hereto and incorporated herein.]

SECTION 3.    In accordance with Section 7.11 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees (a) to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations (as defined in the Security Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns as provided in the Security Agreement, a continuing security interest in and Lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 4.     [The New Grantor][Each Specific Grantor] represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

SECTION 5.    This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the [New Grantor][Specific Grantors] and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 6.     [The New Grantor][Each Specific Grantor] hereby agrees that the schedules attached to the Security Agreement are hereby supplemented by the corresponding schedules attached to this Supplement. [The New Grantor][Each Specific Grantor] hereby represents and warrants that the information provided in the schedules attached hereto are true and correct as of the date hereof.

Annex 1 to Pledge and Security Agreement

SECTION 7.     [The New Grantor][Each Specific Grantor] hereby expressly acknowledges and agrees to the terms of Section 6.3 (Indemnity and Expenses) of the Security Agreement and expressly acknowledges the irrevocable proxy provided in Section 4.1(e) of the Security Agreement. In furtherance thereof, [NEW GRANTOR][EACH SPECIFIC GRANTOR] HEREBY GRANTS THE COLLATERAL AGENT AN IRREVOCABLE PROXY (WHICH IRREVOCABLE PROXY SHALL CONTINUE IN EFFECT UNTIL THE TERMINATION DATE) EXERCISABLE UNDER THE CIRCUMSTANCES PROVIDED IN SECTION 4.1 OF THE SECURITY AGREEMENT, TO VOTE THE PLEDGED SHARES, PLEDGED INTERESTS, INVESTMENT PROPERTY AND SUCH OTHER COLLATERAL.

SECTION 8.    Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 9.    This Supplement and the Security Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Supplement or the Security Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5- 1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

SECTION 10.    In case one or more provisions of this Supplement shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or in the Security Agreement shall not be affected or impaired thereby.

SECTION 11.    All communications and notices hereunder shall be in writing and given as provided in the Security Agreement. All communications and notices hereunder to the [New Grantor][each Specific Grantor] shall be given to it at the address set forth under its signature hereto.

SECTION 12.    The New Grantor][Each Specific Grantor] agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

SECTION 13.    [THE NEW GRANTOR][EACH SPECIFIC GRANTOR] HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUPPLEMENT, THE SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Annex 1 to Pledge and Security Agreement

SECTION 14.    Submission to Jurisdiction; Service of Process; Waiver of Venue.

(a)    [THE NEW GRANTOR][EACH SPECIFIC GRANTOR] IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST ANY SECURED PARTY OR ANY RELATED PARTY OF ANY SECURED PARTY IN ANY WAY RELATING TO THIS SUPPLEMENT, THE SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LEGAL REQUIREMENT. NOTHING IN THIS SUPPLEMENT, THE SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENT, THE SECURITY AGREEMENT, OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.09 OF THE CREDIT AGREEMENT. NOTHING IN THIS SUPPLEMENT OR THE SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENT.

(b)    [THE NEW GRANTOR][EACH SPECIFIC GRANTOR] irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Supplement, the Security Agreement or any other Loan Document in any court referred to in Section 14 (a). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Annex 1 to Pledge and Security Agreement

THIS SUPPLEMENT, THE SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Signature page follows.]

Annex 1 to Pledge and Security Agreement

IN WITNESS WHEREOF, the [New Grantor][ Specific Grantors] and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written. [SIGNATURE PAGES FOLLOW]

[Name of New Grantor],

By:
Name:
Title:

Address:

[Name of Existing Grantor],

By:
Name:
Title:

JEFFERIES FINANCE LLC, as Collateral Agent

By:
Name:
Title:

Annex 1 to Pledge and Security Agreement

SCHEDULES TO SUPPLEMENT NO. 1

[AS APPROPRIATE]

Annex 1 to Pledge and Security Agreement